UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549
________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: April 25, 2019 (Date of earliest event reported)

LITHIA MOTORS, INC.

(Exact name of registrant as specified in its charter)

OR (State or other jurisdiction of incorporation)	001-14733 (Commission File Number)	93-0572810 (IRS Employer Identification Number)

150 N. Bartlett St, Medford, OR (Address of principal executive offices)		97501 (Zip Code)

541-776-6401 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03 Material Modification to Rights of Security Holders

As previously disclosed in the definitive proxy statement filed on March 11, 2019 with the Securities and Exchange Commission relating to the 2019 annual meeting of shareholders (the “Proxy Statement”) of Lithia Motors, Inc. (the “Company”), the Company proposed that its shareholders approve amendments of the Company’s bylaws (the “Bylaws”) to permit eligible shareholders to nominate candidates for election to the Company’s Board of Directors (the “Board”) in accordance with procedures providing for proxy access. On April 25, 2019, the Company held its 2019 Annual Meeting of Shareholders (the “Annual Meeting”), at which shareholders approved the amendments to the Bylaws. Accordingly, the Bylaws have been amended to permit eligible shareholders to nominate candidates for election to the Board in accordance with procedures providing for proxy access, effective as of April 25, 2019.

The proxy access bylaw may be used by an eligible shareholder, or a group of up to 20 eligible shareholders, who has continuously owned at least 3% or more of the Company’s stock for 3 years before, and including the day of, submitting a nomination notice, and who continues to hold the qualifying minimum number of shares through the date of the applicable annual meeting. The bylaw provides that an eligible shareholder, or a group of eligible shareholders, may nominate up to 20% of the total number of directors who are members of the Board as of the last day on which a nomination notice may be submitted, rounded down to the nearest whole number. The amendments to the Bylaws are more fully described in Proposal No. 3 Approval of Amendment to the Company’s Bylaws to Provide Shareholders with a “Proxy Access” Right in the Proxy Statement.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Thomas R. Becker Retirement

Pursuant to the corporate governance guidelines of the Company, the maximum tenure of service of an independent director of the Company is 15 years. As previously disclosed by the Company, Thomas R. Becker completed his 15th year of service as an independent director as of the Annual Meeting of the Company’s shareholders. As such, Mr. Becker has retired from the Board and did not stand for re-election at the Annual Meeting.

Amended and Restated 2009 Employee Stock Purchase Plan

The Board previously adopted an amendment and restatement of the Lithia Motors, Inc. 2009 Employee Stock Purchase Plan (the “ESPP”), subject to approval by the Company’s shareholders. As disclosed in Item 5.07 of this Form 8-K, the Company’s shareholders approved the ESPP on April 25, 2019. Among other things, the ESPP reflects amendments to increase the number of shares of the Company’s Class A Common Stock authorized for issuance under the ESPP by 1,500,000 shares, from 1,500,000 shares to a new maximum aggregate limit of 3,000,000 shares, and to extend the term of the ESPP.

The foregoing summary of the ESPP is qualified in its entirety by reference to the text of the ESPP, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Articles of Incorporation - Majority Voting
On April 25, 2019, following approval thereof by the Company’s shareholders at the Annual Meeting, the Company filed articles of amendment (the “Articles of Amendment”) to its Restated Articles of Incorporation in order to adopt majority voting for uncontested elections of directors. The Articles of Amendment was effective upon filing with the Secretary of State of the State of Oregon. A copy of the Articles of Amendment is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Bylaws - Proxy Access and Conforming Changes
Please see the disclosure set forth under Item 3.03, which is incorporated by reference into this Item 5.03. The Second Amended and Restated Bylaws of Lithia Motors, Inc. effective as of April 25, 2019 are attached hereto as Exhibit 3.2 and are incorporated herein by reference. Certain conforming changes to the Bylaws required by the Articles of Amendment and approved by the Company’s shareholders are also reflected in Exhibit 3.2.

Item 5.07 Submission of Matters to a Vote of Security Holders

At the Annual Meeting, the shareholders of the Company voted on the six matters described below, and the results of the votes are below. With respect to all matters, each share of class B common stock is entitled to 10 votes, and each share of class A common stock is entitled to one vote. Each of the non-advisory proposals received the requisite vote for approval.

1.To elect the following directors to serve until the next annual meeting of the shareholders:

Sidney B. DeBoer

Class of Stock	For	Withhold	Broker Non-Votes
Class A Common	19,270,395	145,561	2,345,881
Class B Common	8,000,000	—	—

Shauna F. McIntyre

Class of Stock	For	Withheld	Broker Non-Votes
Class A Common	19,394,111	21,845	2,345,881
Class B Common	8,000,000	—	—

Bryan B. DeBoer

Class of Stock	For	Withheld	Broker Non-Votes
Class A Common	19,394,102	21,854	2,345,881
Class B Common	8,000,000	—	—

Susan O. Cain

Class of Stock	For	Withheld	Broker Non-Votes
Class A Common	18,198,947	1,217,009	2,345,881
Class B Common	8,000,000	—	—

David J. Robino

Class of Stock	For	Withheld	Broker Non-Votes
Class A Common	18,180,950	1,235,006	2,345,881
Class B Common	8,000,000	—	—

Kenneth E. Roberts

Class of Stock	For	Withheld	Broker Non-Votes
Class A Common	18,018,337	1,397,619	2,345,881
Class B Common	8,000,000	—	—

Louis P. Miramontes

Class of Stock	For	Withheld	Broker Non-Votes
Class A Common	19,294,159	121,797	2,345,881
Class B Common	8,000,000	—	—

2.    To conduct an advisory vote on the compensation of the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K.

Class of Stock	For	Against	Abstain	Broker Non-Votes
Class A Common	19,094,730	294,717	26,509	2,345,881
Class B Common	8,000,000	—	—	—

3.    To approve an amendment to the Company’s Bylaws to provide shareholders with a “proxy access” right.

Class of Stock	For	Against	Abstain	Broker Non-Votes
Class A Common	19,001,165	397,148	17,643	2,345,881
Class B Common	8,000,000	—	—	—

4.    To approve amendments to the Company’s Restated Articles of Incorporation and Bylaws to adopt majority voting for uncontested elections of directors.

Class of Stock	For	Against	Abstain	Broker Non-Votes
Class A Common	19,403,395	6,197	6,364	2,345,881
Class B Common	8,000,000	—	—	—

5.    To approve an amendment and restatement of the Company’s 2009 Employee Stock Purchase Plan, including an increase in the number of shares available under the plan.

Class of Stock	For	Against	Abstain	Broker Non-Votes
Class A Common	19,308,174	99,194	8,588	2,345,881
Class B Common	8,000,000	—	—	—

6.    To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2019.

Class of Stock	For	Against	Abstain	Broker Non-Votes
Class A Common	21,348,540	363,918	49,379	—
Class B Common	8,000,000	—	—	—

Item 9.01 Financial Statements and Exhibits

(d) The following exhibits are filed as a part of this report.

Exhibit No.	Description
3.1	Articles of Amendment to Restated Articles of Incorporation of Lithia Motors, Inc.
3.2	Second Amended and Restated Bylaws of Lithia Motors, Inc.
10.1	Amended and Restated Lithia Motors, Inc. 2009 Employee Stock Purchase Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	April 25, 2019		LITHIA MOTORS, INC.
		By:	/s/ Christopher S. Holzshu
Christopher S. Holzshu
Executive Vice President

INDEX TO EXHIBITS

Exhibit Number	Description
3.1	Articles of Amendment to Restated Articles of Incorporation of Lithia Motors, Inc.
3.2	Second Amended and Restated Bylaws of Lithia Motors, Inc.
10.1	Amended and Restated Lithia Motors, Inc. 2009 Employee Stock Purchase Plan